SECURITIES AND EXCHANGE COMMISSION

                          	Washington, D.C.  20549

                             	________________

                                	FORM 8-K

                             	CURRENT REPORT

                   	Pursuant to Section 13 or 15(d) of the

                       	Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported) December 2, 1998


                           	SEARS, ROEBUCK AND CO.

              	(Exact name of registrant as specified in charter)


  New York		           		1-416			  	         36-1750680
(State or Other		(Commission File Number)	  (IRS Employer
Jurisdiction of		                       					Identification No.)
Incorporation)


3333 Beverly Road, Hoffman Estates, Illinois		  60179
(Address of principal executive offices)		   	(Zip Code)



Registrant's telephone number, including area code (847) 286-2500





Item 5.     Other Events.

	On December 2, 1998, the registrant issued the press release attached hereto as
Exhibit 99.

	Certain of the statements contained in the attached press release are forward looking and as such involve risks and uncertainties that could cause actual results to differ materially.  The registrant's forward looking statements are based on assumptions about many important factors, including competitive conditions in the retail industry, changes in consumer confidence, spending and preferences in apparel, general United States economic conditions, including interest rate fluctuations, trends in personal bankruptcies, and normal business uncertainty.  While the registrant believes that its assumptions are reasonable, it cautions that it is impossible to predict the impact of certain factors that could cause actual results to differ materially from predicted results.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

	The Exhibit Index on page E-1 is incorporated herein by reference.






                                	SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               							SEARS, ROEBUCK AND CO.



Date: December 1, 1998     		         By:  /s/ Jeffrey N. Boyer
                                        	 	Jeffrey N. Boyer
                                    							Vice President and Controller
                                           (Principal Accounting Officer and
                                           duly authorized officer of
                                           Registrant)






                               	EXHIBITS



99.     Sears, Roebuck and Co. press release dated December 2, 1998.













































                                   	E-1